UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On April 24, 2025, Insmed Incorporated (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it has called all $569.5 million aggregate principal amount of its remaining outstanding 0.75% Convertible Senior Notes due 2028 (the “Notes”) for redemption. The redemption will be effected pursuant to the terms of the Indenture, dated as of January 26, 2018, as supplemented by the Second Supplemental Indenture, dated as of May 13, 2021 (as so supplemented, the “Indenture”), between the Company and Computershare Trust Company, N.A., as successor trustee to Wells Fargo Bank, National Association. All then outstanding Notes will be redeemed on June 6, 2025 (the “Redemption Date”) at a redemption price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest on such Notes to, but excluding, the Redemption Date (the “Redemption Price”).

The Notes may be surrendered for conversion at any time before 5:00 p.m., New York City time, on June 4, 2025 (or, if the Company fails to pay the Redemption Price on the Redemption Date, at any time until 5:00 p.m., New York City time, the date on which the Redemption Price is paid). The Company has elected to settle all such conversions of Notes in shares of common stock in accordance with the Indenture.

This Current Report on Form 8-K is not a notice of redemption or convertibility of the Notes. The redemption is being made solely pursuant to the Notice of Redemption, dated April 24, 2025, relating to the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Insmed Incorporated, dated April 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2025	INSMED INCORPORATED

	By:	/s/ Michael A. Smith
	Name:	Michael A. Smith
	Title:	Chief Legal Officer and Corporate Secretary